Discontinued Operations and Sale of Product Lines	12 Months Ended
Dec. 31, 2011
Discontinued Operations and Sale of Product Lines [Abstract]
DISCONTINUED OPERATIONS AND SALE OF PRODUCT LINES

NOTE 2. DISCONTINUED OPERATIONS AND SALE OF PRODUCT LINES

Discontinued Operations

In December 2011, the Company signed a definitive agreement to sell its OCP business to 3M Company (“3M”) for gross cash proceeds of $550 million, subject to adjustment in accordance with the terms of the agreement. This business comprises substantially all of the Company’s previously reported OCP segment. The transaction is subject to customary closing conditions and regulatory approvals, and is expected to close in the second half of 2012. The Company has classified the results from this business, together with certain costs associated with the divestiture transaction, as discontinued operations in the Consolidated Statements of Operations for all periods presented. Assets and liabilities of this business are classified in the Consolidated Balance Sheet at December 31, 2011 as “held for sale.” The operating results of the retained portion of this previously reported OCP segment, which are not significant, are included in other specialty converting businesses for all periods presented.

As part of the purchase and sale agreement, certain transitional services will be provided primarily by the Company to 3M for up to 15 months after closing. The purpose of these services is to provide short-term assistance to 3M in assuming the operations of the OCP business. Additionally, the Company agreed to enter into a supply agreement with 3M at closing, which would involve the ongoing purchase of certain pressure-sensitive label stock products by 3M from the Company for at least three years after closing. While both agreements are expected to continue generating revenues and cash flows for the Company, the estimated amounts and its continuing involvement in the OCP operations are not expected to be significant to the Company as whole.

The operating results of these discontinued operations were as follows:

(In millions)	2011	2010	2009

Net sales	$760.4	$809.3	$845.3
Income before taxes	$64.9	$112.3	$135.7
Provision for income taxes	29.2	37.2	47.8
Income from discontinued operations, net of tax	$35.7	$75.1	$87.9

Net sales from the Company’s continuing operations to the OCP business were $85.6 million, $78.6 million, and $78.8 million, during 2011, 2010, and 2009, respectively. These sales have been included in “Net sales” in the Consolidated Statements of Operations.

The carrying values of the major classes of assets and liabilities related to these discontinued operations were as follows:

(In millions)	2011

Assets:
Trade accounts receivable, net	$117.7
Inventories, net	50.9
Other current assets	5.9
Total current assets	174.5
Property, plant and equipment, net	74.2
Goodwill	166.0
Other intangibles resulting from business acquisitions, net	32.9
Other assets	7.3
$454.9

Liabilities:
Short-term debt	$1.1
Accounts payable	34.7
Accrued payroll and employee benefits	10.9
Accrued trade rebates	64.5
Other current liabilities	29.7
Total current liabilities	140.9
Non-current liabilities	13.6
$154.5

Sale of Product Lines

In 2011, the Company received proceeds totaling $21.5 million from the sale of two product lines, one from its Performance Films business ($21 million) and the other from its Label and Packaging Materials business ($.5 million). In connection with the sale of the product line from the Performance Films business, the Company recognized a gain of $5.6 million in 2011 (included in “Other expense, net” in the Consolidated Statements of Operations).